EXHIBIT 10.19



                                AGREEMENT BETWEEN

                           LORAL ORION SERVICES, INC.

                                       AND

                           LORAL SPACECOM CORPORATION

                        CONCERNING PROFESSIONAL SERVICES

                  This Agreement shall become effective on the date of its final signature by and between Loral Orion Services, Inc., a corporation organized and existing under the laws of the State of Delaware and having its primary place of business at 2440 Research Boulevard, Suite 400, Rockville, MD 20850 (hereinafter referred to as "LORAL ORION" which expression shall include its successors and permitted assigns) and Loral SpaceCom Corporation, a corporation organized and existing under the laws of the State of Delaware doing business as Loral Skynet(R) 1 and having a place of business at 500 Hills Drive, Bedminster, New Jersey 07921 (hereinafter referred to as "SKYNET" which expression shall include its successors and permitted assigns).

                                   WITNESSETH:

                  WHEREAS, SKYNET and LORAL ORION are both subsidiaries of Loral Space & Communications Corporation;

                  WHEREAS, SKYNET has many years experience and expertise in the marketing and sales of communications satellite services and transponders; and

                  WHEREAS, LORAL ORION desires to take advantage of SKYNET'S experience and expertise for the benefit of LORAL ORION'S business.

                  NOW, THEREFORE, LORAL ORION and SKYNET, in consideration of the mutual covenants expressed herein, agree as follows:








-------------
1 Skynet is a registered trademark of Loral SpaceCom Corporation.

                                    ARTICLE 1

                            APPOINTMENT, AUTHORITY OF
                       CONTRACTOR AND DUTIES OF CONTRACTOR

                  A. APPOINTMENT - LORAL ORION hereby engages SKYNET to perform the services provided for herein including but not necessarily limited to sales and marketing set forth in Exhibit A, Statement of Work (hereinafter referred to as "Service" or "Services"), attached hereto and made a part hereof, in connection with the satellites known as Orion 1, 2 and 3 and such other satellites as the parties shall mutually agree (hereinafter referred to as "Satellite" or "Satellites") and SKYNET accepts such engagement to render such Services for the compensation herein provided. SKYNET may, at its sole discretion, perform the Services pursuant to this Agreement as a disclosed agent or an undisclosed agent.

                  B. AUTHORITY OF CONTRACTOR - LORAL ORION hereby engages SKYNET on the terms and conditions set forth herein as an independent contractor. SKYNET and LORAL ORION hereby acknowledge and agree that SKYNET is engaged solely as an independent contractor and that SKYNET shall have authority to bind LORAL ORION and to execute contracts or other documents in the name of, or on behalf of, LORAL ORION in connection with the Services provided hereunder, provided that, such authority shall be exercisable by SKYNET only in the United States.

                  C. DUTIES OF CONTRACTOR - SKYNET shall provide the Services set forth herein and in Exhibit A, Statement of Work, to LORAL ORION.


                                    ARTICLE 2
                                  COMPENSATION

                  The charge to LORAL ORION for providing the Services hereunder shall be SKYNET'S cost plus five (5) percent on top of such costs per month provided that the cost shall have been reasonably incurred by SKYNET in connection with its performance of Services hereunder.

                                    ARTICLE 3
                          INVOICING, PAYMENT AND AUDIT

                  SKYNET shall invoice LORAL ORION for the Services provided hereunder on the first business day of each month for the compensation for the Services provided hereunder set forth in Article 2 and LORAL ORION shall pay such invoice on or before thirty (30) days from the date specified on such invoices.

                  SKYNET shall use reasonable commercial efforts to maintain accurate records of all the costs billed hereunder. LORAL ORION, once per calendar year, at its sole expense, during normal business hours, upon thirty
(30) days' prior written notice to SKYNET, shall have the right to conduct a financial audit of all such records.


                                    ARTICLE 4
                         DOCUMENTS FORMING THE CONTRACT

                  This Agreement consists of the following:

                  A. The provisions in ARTICLES 1 through 10 in Section I of this Agreement and ARTICLES 1 through 17 in Section II of this Agreement.

                  B. EXHIBIT A - Statement of Work.

                  In the event of any inconsistency among or between the parts of this Agreement set forth above, such inconsistency shall be resolved by giving precedence in the order of the parts set forth above.


                                    ARTICLE 5
                                    DURATION

                  This Agreement applies to all the Services performed by SKYNET that are described in EXHIBIT A, beginning on the date of its final signature (Effective Date"), whether performed in anticipation of or following the execution of this Agreement, and shall, subject to the provisions of Articles 11 and 12 of the General Terms and Conditions appended hereto, continue through the End Of Life ("EOL") of the Satellites that are the subject of this

Agreement. For the purposes of this Agreement, End Of Life or EOL shall mean: i) the ejection of the Satellite from the orbital arc; or ii) the failure of the Satellite; or (iii) the sale of the Satellite, whichever occurs first.

                                    ARTICLE 6
                        PARTY REPRESENTATIVES AND NOTICES

                  SKYNET'S Technical Representative is:

                           Ms. Joan Byrnes
                           Vice President,  Sales
                           500 Hills Drive
                           P.O. Box 7018
                           Room 3B28
                           Bedminster, NJ 07921
                           Phone 908 470-2323
                           FAX 908 470-2451

                  SKYNET'S Contract Representative is:

                           Mr. R. J. DeMartini, C.P.M.
                           Director, Contracts
                           500 Hills Drive
                           P.O. Box 7018
                           Room 3A15
                           Bedminster, New Jersey 07921
                           Phone 908 470-2360
                           FAX   908 470-2453

                  LORAL ORION'S Technical Representative is:

                           Mr. Edward DiCarlo
                           Vice President, Marketing
                           2440 Research Boulevard
                           Rockville, MD 20850
                           Suite 400
                           Phone 301 670-6598
                           Fax   301 590-7430

                  LORAL ORION'S Contract Representative is:

                           Mr. Dick Shay
                           Senior Vice President and General Counsel
                           2440 Research Boulevard

                           Rockville, MD 20850
                           Suite 400
                           Phone 301 258-3209
                           Fax   301 258-3360

                  Any notice or demand which under the terms of this Agreement or under any statute must or may be given or made by LORAL ORION or SKYNET shall be in writing and shall be given or made by telegram, tested telex, confirmed facsimile, or similar communication or by certified or registered mail addressed to the Contract Representatives designated in this Agreement, as amended from time to time.


                                    ARTICLE 7
                         INDEPENDENT CONTRACTORS STATUS

                  This Agreement is intended to create, and creates, a contractual relationship for Services to be rendered by SKYNET acting in the ordinary course of its business as an independent contractor and is not intended to create, and does not create, a partnership, joint venture, agency or any like relationship between the parties hereto. Moreover, nothing herein shall be construed to imply a partnership, joint venture, commercial agency, or employer/employee relationship between the parties. All persons employed by SKYNET in connection with this Agreement shall be considered employees or agents of SKYNET only, and shall in no way, either directly or indirectly, be considered employees or agents of LORAL ORION. LORAL ORION shall not be obligated to pay commissions, salaries or other payments or benefits to parties with whom SKYNET may deal in connection with its Services hereunder, and SKYNET hereby agrees not to make any representations, directly or by implication, that any such obligation on the part of LORAL ORION exists or will exist.

                                    ARTICLE 8
                                      TAXES

                  A. Except as set forth in the following sentence, SKYNET shall be financially responsible for, and shall pay, any Tax liability arising in connection with any payment made by LORAL ORION to SKYNET pursuant to Article 3 herein. LORAL ORION shall be financially responsible for all sales, use, transfer or similar consumption-type Tax arising in connection with any payment made by LORAL ORION to SKYNET pursuant to Article 3 herein.

                  B. LORAL ORION shall be financially responsible for, and shall pay, all Taxes not payable by a customer attributable to the Satellite capacity. Without limiting the generality of the foregoing, SKYNET shall (i) include in all customer contracts that customer shall be financially responsible for, and shall pay, any sales, use, transfer, VAT or other consumption-type Tax and (ii) use its best efforts to structure customer contracts for Satellite capacity in such a way as to minimize the potential imposition of any Taxes on LORAL ORION.

                  C. LORAL ORION and SKYNET shall cooperate and use their respective best efforts in connection with contesting any Tax liability imposed in connection with the Services or the Satellite capacity.

                  D. For purposes of this Section 14, the term Tax or Taxes includes, without limitation, any federal, state, local, or foreign income (including income tax or amounts on account of income tax required to be deducted or withheld from or accounted for in respect of any payment), gross receipts, corporation, advance corporation, license, payroll, employment, wage, excise, severance, stamp, occupation, premium, windfall, profits, environmental, customs duties, capital stock, franchise, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, capital gains, development land, inheritance, national insurance contributions, capital duty, stamp duty, stamp duty reserve tax, duties or customs and excise, all taxes, duties or charges replaced by or replacing any of them, and all levies, imposts, duties, charges or withholdings of any nature whatsoever chargeable by any Governmental Authority, together with all penalties, charges and interest relating thereto. For purposes of this Article 8, the term Governmental Authority shall mean any federal, state, provincial, local, tribal, foreign or other governmental agency, department, branch, commission, board, bureau, court, instrumentality or body, including, without limitation, any taxing or other authority (whether within or without the United States) competent to impose any tax liability.


                                    ARTICLE 9
                                CUSTOMER BILLING

                  SKYNET will assign a unique Master Customer/Account No. to each LORAL ORION customer and invoice each customer monthly. Monthly charges will be billed in advance, except where prohibited by law. For billing purposes, each month will be considered to have thirty (30) days. Payment will be due on or before the first day of each month for services to be provided in that month, as specified on the bill. Service may be discontinued for nonpayment of a bill ten (10) days beyond notice.

                  The bill form will contain essentially the same information as the bills previously issued to customers by LORAL ORION.

                  The customer will have an option to forward their payment to a lock box by mail or by overnight carrier or electronically by wire transfer. LORAL ORION shall have sole authority to withdraw amounts from the lock box. Any late payments by customer of amounts due and payable (including, but not limited to, specified payments, damages, and indemnification) will be with interest at the rate specified in the customer contract, or the highest legally permissible rate of interest, whichever is lower, and all interest or discounting shall be compounded on a monthly basis. Such late payments, including interest, will be payable with the amount due and calculated from the date payment was due until the date it is received in the lock box.

                  SKYNET will report the total amount of collected receivables to LORAL ORION on a monthly basis.

                  SKYNET shall use its commercially reasonable efforts to collect overdue invoice amounts from LORAL ORION customers provided that LORAL ORION hereby acknowledges and agrees that SKYNET shall have no liability or obligation to LORAL ORION or any other person for customer payment defaults.

                                   ARTICLE 10
                                ENTIRE AGREEMENT

                  This Agreement,  shall constitute the entire agreement between the parties with respect to the subject matter of this Agreement and shall not be modified or rescinded, except by a writing signed by LORAL ORION and SKYNET. Additional or different terms inserted in this Agreement by LORAL ORION, or deletions thereto, whether by alterations, addenda, or otherwise, shall be of no force and effect, unless expressly consented to by SKYNET in writing. The provisions of this Agreement supersede all contemporaneous oral agreements and all prior oral and written quotations, communications, agreements and understandings of the parties with respect to the subject matter of this Agreement.


ACCEPTED:


LORAL ORION SERVICES, INC.                 LORAL SPACECOM CORPORATION


By: _______________________                  By: ______________________
    Name: Mr. W. Neil Bauer                      Name: Mr. Terry J. Hart
    Title: President & CEO                       Title: President
    Date:                                        Date:

                          GENERAL TERMS AND CONDITIONS

                                    ARTICLE I
                                   ARBITRATION

                  All disputes arising in connection with the present Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the American Arbitration Association ("AAA Rules") by one or more arbitrators appointed in accordance with said Rules. The arbitration shall take place in New York City, United States of America, and shall be conducted in English. The arbitrator shall apply the substantive (not the conflicts) law of the state specified in the choice of law provision set forth elsewhere in this Agreement. The arbitrator shall not limit, expand or modify the terms of the Agreement nor award damages in excess of compensatory damages, and each party waives any claim to such excess damages. The award shall be in United States dollars. Judgment upon the award rendered in the arbitration may be entered in any court having jurisdiction thereof. Each Party shall bear its own expenses (including attorney's fees) and an equal share of the expenses of the arbitrator and the fees of the arbitration. Nothing in the Agreement shall be construed to preclude any party from seeking injunctive relief in order to protect its rights pending arbitration. A request by a party to a court for such injunctive relief shall not be deemed a waiver of the obligation to arbitrate.


                                    ARTICLE 2
                                   ASSIGNMENT

                  LORAL ORION acknowledges and agrees that notwithstanding anything to the contrary contained in the Agreement, LORAL ORION shall not transfer or assign any of its rights or obligations under the Agreement to any third parties without SKYNET'S consent, which may be given or withheld at SKYNET'S sole discretion. SKYNET expressly shall have the right to subcontract any of the Services required hereunder to a third party and/or assign this Agreement including its rights, duties and obligations hereunder, to its parent corporation or any present or future affiliate or subsidiary of SKYNET capable of fully providing the Services hereunder, or in connection with its merger or acquisition. All the Services performed hereunder by SKYNET'S subcontractor(s) at any tier shall be deemed to be Services performed by SKYNET for purposes of this Agreement.

                                    ARTICLE 3
                                    CAPTIONS

                  The captions in this Agreement are included for convenience only and shall not be construed to define or limit any of the provisions contained herein.


                                    ARTICLE 4
                                     CHANGES

                  LORAL ORION may at any time during the term of this Agreement require additions to or alterations of or deductions or deviations (all hereinafter referred to as a "Change") from the Services called for by EXHIBIT
A. No Change shall be considered as an addition or alteration to or deduction or deviation from the Services called for by EXHIBIT A nor shall SKYNET be entitled to any compensation for the Services done pursuant to or in contemplation of a Change, unless made pursuant to a written Change Order issued by LORAL ORION. Within twenty (20) days after a request for a Change, SKYNET shall submit a proposal to LORAL ORION that includes any increases or decreases in LORAL ORION'S costs or changes in the delivery schedule necessitated by the Change. LORAL ORION shall, within ten (10) days of receipt of the proposal, either (i) accept the proposal, in which event LORAL ORION shall issue a written Change Order directing SKYNET to perform the Change or (ii) advise SKYNET not to perform the Change in which event SKYNET shall proceed with the Services as originally described in EXHIBIT A. SKYNET at its sole discretion reserves the right to reject any such request for Change.


                                    ARTICLE 5
                                  CHOICE OF LAW

                  The construction, interpretation and performance of this Agreement and all transactions under it shall be governed by the laws of the State of New York excluding its choice of laws rules and excluding the Convention for the International Sales of Goods.

                                    ARTICLE 6
                                  FORCE MAJEURE

                  SKYNET shall not be liable for any loss, damage, or delay caused by strikes, picketing, labor disturbances, riots, fires, insurrection, or the elements, embargoes, failure of carriers, inability to obtain facilities or to obtain materials, Government Regulations or requirements, acts of God or the public enemy, or any cause beyond its control whether or not similar to the foregoing ("Force Majeure Condition").


                                    ARTICLE 7
                                    PUBLICITY

                  LORAL ORION agrees to submit to SKYNET all advertising, sales promotion, press releases, and other publicity matters relating to the material furnished or the Services performed by SKYNET under this Agreement wherein SKYNET'S names or marks are mentioned or language from which connection of said names or marks therewith may be inferred or implied; and LORAL ORION further agrees not to publish or use such advertising, sales promotion, press releases, or publicity matters without SKYNET'S prior written approval.


                                    ARTICLE 8
                                  RELEASES VOID

                  Neither party shall require (i) waivers or releases of any personal rights or (ii) execution of documents in conflict with the terms of this Agreement, from employees, representatives of the other in connection with visits to its premises and both parties agree that no such releases, waivers or documents shall be pleaded by them or third persons in any action or proceeding.

                                    ARTICLE 9
                         RIGHT OF ENTRY AND PLANT RULES

                  Each party shall have the right to enter premises of the other party during normal business hours with respect to the performance of this Agreement, subject to all plant rules and regulations, security regulations and procedures and U.S. Government clearance requirements if applicable.


                                   ARTICLE 10
                                  SEVERABILITY

                  In the event that any one or more of the provisions contained herein shall for any reason be held to be unenforceable in any respect under the law of any state or of the United States of America, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall then be construed as if such unenforceable provision or provisions had never been contained herein.


                                   ARTICLE 11
                                   TERMINATION

                  [                          *

                ]


                                   ARTICLE 12
                             TERMINATION FOR DEFAULT

                  [                                            *

                                                                         ]

                                   ARTICLE 13
                          NONDISCLOSURE OF INFORMATION

                  13.1 Each party to this Agreement may find it beneficial to disclose to the other party documentation or other information which the disclosing party considers proprietary ("Information"). Such Information may include but is not limited to, its engineering, hardware, software or other technical information, and financial, accounting or marketing reports, analysis, forecasts, predictions or projections.

                  13.2 It is specifically understood and agreed that Information disclosed pursuant to this Agreement shall be considered proprietary either because 1) it has been developed internally by the disclosing party, or because 2) it has been received by the disclosing party subject to a continuing obligation to maintain the confidentiality of the Information.

                  13.3 Information that is provided in a tangible form shall be marked in a manner to indicate that it is considered proprietary or otherwise subject to limited distributions provided herein. If the Information is provided orally, the disclosing party shall clearly identify it as being proprietary at the time of disclosure, and within fifteen (15) working days of such disclosure, confirm the disclosure in writing to the other party.

                  With respect to Information, the party to whom the Information is disclosed and its employees shall:

                           a. hold the Information in confidence and protect it in accordance with the security regulations by which it protects its own
                                    proprietary  or  confidential   information,
                                    which it does not wish to disclose;

                           b. restrict disclosure of the Information solely to those employees with a need to know and not disclose it to any other persons;

                           c. advise those employees of their obligations with respect to the Information; and

                           d. use the Information only in connection with implementing this Agreement and in continuing discussions and negotiations between the parties concerning the Service, except as may otherwise be agreed upon in writing.

                  13.4 In the event a party to whom Information has been disclosed proposes to disclose that Information to an outside consultant or agent, it shall obtain the written consent of the party from whom the Information was originally received and arrange for the execution by the consultant or agent for a nondisclosure agreement in a form reasonably satisfactory to the party from whom the Information was originally received.

                  13.5 The party to whom Information is disclosed shall have no obligations to preserve the proprietary nature of any Information that:

                            a.      was  previously  known  to it  free  of  any
                                    obligations to keep it confidential;
                            b.      is  disclosed   to  third   parties  by  the
                                    disclosing party without restriction;
                            c.      is or becomes  publicly  available  by other
                                    than unauthorized disclosure; or
                            d. is independently developed by the receiving party.

                  The Information shall be deemed the property of the disclosing party and, upon request the other party will promptly return all Information that is in tangible form to the disclosing party or destroy all such information.

                                   ARTICLE 14
                             LIMITATION OF LIABILITY

                  OTHER THAN for damages resulting from skynet's willfull misfeasance, bad faith, or gross negligence, SKYNET SHALL HAVE NO Liability With respect to any claim or suit, by LORAL ORION or by any others, for damages associated with the MATERIAL or SERVICES FURNISHED HEREUNDER. FURTHER, SKYNET WILL NOT BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, SPECIAL, DIRECT OR INDIRECT DAMAGES WHETHER ARISING OUT OF BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, STRICT TORT LIABILITY, OR OTHERWISE. IN NO EVENT SHALL SKYNET BE LIABLE FOR DAMAGES IN EXCESS OF THE PURCHASE PRICE STATED IN THIS AGREEMENT.


                                   ARTICLE 15
                            DISCLAIMER OF WARRANTIES

               SKYNET WARRANTS TO LORAL ORION THAT SKYNET WILL PERFORM THE SERVICES DEFINED HEREIN IN ACCORDANCE WITH GENERALLY ACCEPTED INDUSTRY STANDARDS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, SKYNET, ITS PARENT, THEIR SUBSIDIARIES AND THEIR AFFILIATES, SUBCONTRACTORS AND SUPPLIERS MAKE NO WARRANTY, EXPRESS OR IMPLIED, REGARDING THE PERFORMANCE OF THE SERVICE OR WARRANTY AGAINST PATENT, TRADEMARK, COPYRIGHT, OR TRADE SECRET INFRINGEMENT, AND SPECIFICALLY DISCLAIM ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                   ARTICLE 16
                                 INDEMNIFICATION

                  LORAL ORION shall indemnify and save harmless SKYNET and its affiliates and its customers and their respective officers, directors, employees, successors and assigns from and against, any and all losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and expenses) (collectively "Losses") resulting from any claim, demand, action, or suit resulting from the performance of Services by SKYNET under this Agreement, other than Losses resulting from SKYNET'S willful misfeasance, bad faith or gross negligence.

                                   ARTICLE 17
                                     WAIVER

                  The failure of either party at any time to enforce any right or remedy available to it under this Agreement with respect to any breach or failure by the other party shall not be construed to be a waiver of such right or remedy with respect to any other breach or failure by the other party.

                                STATEMENT OF WORK



MARKETING AND SALES FOR LORAL ORION'S SPACE SEGMENT CAPACITY ON THE SATELLITES AS FOLLOWS:


MARKETING SUMMARY

Plans,  directs,  and coordinates the marketing of LORAL ORION'S  organization's
products  and/or  services  in  consideration   with  appropriate   LORAL  ORION
management by performing the following duties.

ESSENTIAL DUTIES AND RESPONSIBILITIES

o Establish marketing goals to ensure share of market and profitability of products and/or services.

o Ensure revenue commitments and customer satisfaction goals are met through effective marketing and planning.

o Develop and execute marketing plans and programs, both short and long range, including market segment plans and strategy, to ensure the profit growth and expansion of company products and/or services.

o    Identify  and  develop  effective   channels  for  distribution  and  sales
     strategy.

o Research, analyze, and monitor financial, technological, and demographic factors so that market opportunities may be capitalized on and the effect of competitive activity may be minimized .

o    Conduct marketing surveys on current and new product concepts.

o Develop and recommend pricing strategy for the organization which will result in the greatest share of the market over the long run.

o Define service offers from customer requirements, competitive models and market demand.

o Achieve satisfactory profit/loss ratio and share of market performance in relation to pre-set standards and to general and specific trends within the industry and the economy.

o    Identify and develop trade show participation globally, as required.

o Evaluate market reactions to advertising programs, merchandising policy, and product packaging and formulation to ensure the timely adjustment of marketing strategy and plans to meet changing market and competitive conditions.

o Identify requirements for press releases and public messages. Prepare external executive and marketing presentations.

o    Identify opportunities for industry positioning and speaker opportunities.

o Develop and execute the communications plan for the company in concert with other marketing team members.

o Ensure effective control of marketing results and that corrective action takes place to be certain that the achievement of marketing objectives are within designated budgets.

o Recommend changes in basic structure and organization of marketing group to ensure the effective fulfillment of objectives assigned to it and provide the flexibility to move swiftly in relation to marketing problems and opportunities.

o Prepare marketing activity reports, revenue reports and all marketing budgets. Act as interface to the business manager on sales and marketing metrics.

SALES SUMMARY

Manages all sales activities, after consultation with appropriate LORAL ORION management, primarily on the LORAL ORION fleet, by performing the following duties.

ESSENTIAL DUTIES AND RESPONSIBILITIES

o Develop and update all account plans for customers in assigned market segment.

o Update sales funnel weekly. Ensure sales funnel adequately represents sales opportunities and quota attainment.

o    Prepare sales call plans prior to every customer meeting.

o    Develop  and  deliver   comprehensive  account  reviews  for  Loral  senior
     management to enhance executive positioning within the segment.

o Effectively utilize sales automation tools to ensure successful management of sales segment.

o Prepare comprehensive proposals for sales opportunities or as responses to formal Requests for Proposals (RFP's) or Requests for Information (RFI's).

o Prepare and present executive level proposals to clients and senior Loral executives.

o    Attain revenue commitment and sales quota.

o Lead complex negotiations and provide leadership and direction to the customer focused team in contract completion and implementations.

o Direct the activities of the customer focused team to address customer needs, develop customer specific offers, discuss and analyze customer and industry trends and opportunities, and resolve issues.

o Direct staffing, training, and performance evaluations to develop and manage sales program.

o Coordinate sales distribution by establishing segments, quotas, and goals, and work with marketing team to advise distribution channels about sales and promotional techniques.

o Assign segment responsibility and provide sales leadership to sales directors.

o Analyze sales statistics to formulate policy and to assist in promoting sales.

o Review market analyses to determine customer needs, volume potential and develop sales campaigns to accommodate goals of company.

o    Articulate customer requirements to other departments in the company.

o Represent company at trade association meetings to promote satellite services.

o    Analyze and control expenditures to conform to budgetary requirements.

o Assist other departments within organization to prepare manuals and technical publications, as well as sales tools, customer and marketing communications documentation.

o    Prepare periodic sales report showing sales volume and potential sales.

o    Recommend  or  approve,   in  consultation  with  appropriate  LORAL  ORION
     management,   budget,   expenditures,   and   appropriations   for  service
     development work.